EXHIBIT 10.1

AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment No. 3 to Amended and Restated Credit Agreement (this “Agreement”) dated as of November 20, 2012 (the “Effective Date”) is among Forum Energy Technologies, Inc. (the “Borrower”), the Guarantors, the Lenders party hereto, the Issuing Lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent, the Issuing Lenders party thereto from time to time, the Lenders party thereto from time to time and Wells Fargo Bank, National Association, as the swing line lender, are parties to that certain Amended and Restated Credit Agreement dated as of October 4, 2011, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 27, 2012 and that certain Agreement and Amendment No. 2 to Amended and Restated Credit Agreement dated as of July 27, 2012 (as so amended, the “Credit Agreement”).
B.    The Borrower has requested that the Lenders make certain amendments to the Credit Agreement as set forth below, and the Lenders party hereto are willing to make such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, the parties hereto hereby agree as follows:
Section 1.Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of, and Schedules and Exhibits to, this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.
Section 2.    Amendments to Credit Agreement.
(a)    Section 6.1 of the Credit Agreement is hereby amended by replacing clauses (f), (j), (k), (o), and (q) found therein in their entirety with the following corresponding clauses:
(f)    purchase money debt or Capital Leases in an aggregate outstanding principal amount not to exceed $25,000,000 at any time;

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(j)    Debt incurred under overdraft lines of credit made available for the purpose of supporting the operations of any Foreign Restricted Entity in the United Kingdom, Canada, Singapore, Dubai or any other jurisdiction that is not a Sanctioned Entity; provided that, the aggregate outstanding principal amount of such Debt permitted under this clause (j) shall not exceed $30,000,000 at any time;
(k)    unsecured Debt of the Borrower evidenced by bonds, debentures, notes or other similar instruments (including extensions, refinancings, refundings, replacements and renewals of thereof subject to the last sentence of this Section 6.1); provided that, (i) the scheduled maturity date of such Debt shall not be earlier than one year after the later of (x) the Revolving Maturity Date and (y) the Term Maturity Date, (ii) such Debt shall not have any amortization or other requirement to purchase, redeem, retire, defease or otherwise make any payment in respect thereof, other than at scheduled maturity thereof and mandatory prepayments or puts triggered upon change in control, sale of all or substantially all assets and certain asset sales, in each case which are customary with respect to such type of Debt, (v) the aggregate outstanding principal amount of all Debt permitted under this clause (k) shall not exceed $400,000,000 at any time, and (vi) the agreements and instruments governing such Debt shall not contain (A) (x) any financial maintenance covenants that are more restrictive than those in this Agreement, or (y) any other affirmative or negative covenants that are, taken as a whole, materially more restrictive than those set forth in this Agreement; provided that the inclusion of any covenant that is customary with respect to such type of Debt and that is not found in this Agreement shall not be deemed to be more restrictive for purposes of this clause (A), (B) any restriction on the ability of the Borrower or any of its Restricted Subsidiaries to amend, modify, restate or otherwise supplement this Agreement or the other Credit Documents, (C) any restrictions on the ability of any Subsidiary of the Borrower to guarantee the Secured Obligations (as such Secured Obligations may be amended, supplemented, modified, or amended and restated), provided that a requirement that any such Subsidiary also guarantee such Debt shall not be deemed to be a violation of this clause (C), (D) any restrictions on the ability of any Restricted Subsidiary or the Borrower to pledge assets as collateral security for the Secured Obligations (as such Secured Obligations may be amended, supplemented, modified, or amended and restated), or (E) any restrictions on the ability of any Restricted Subsidiary or the Borrower to incur Debt under this Agreement or any other Credit Document other than a restriction as to the outstanding principal amount of such Debt in excess of the sum of (x) the aggregate Revolving Commitments in effect on the date of the initial issuance of such Debt and (y) the aggregate Term Advances outstanding on the date of the initial issuance of such Debt (after giving effect to the application of the proceeds from such issuance);
(o)    secured Debt not otherwise permitted under the preceding provisions of this Section 6.1; provided that, (i) the aggregate outstanding principal amount of such Debt shall not exceed $25,000,000 at any time, (ii) the Properties encumbered by any Lien securing such Debt shall not be Collateral or any Property that is required to be Collateral under Section 5.7, and (iii) the aggregate outstanding principal

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amount of the Debt secured by Material Real Property shall not exceed $10,000,000 at any time;
(q)    unsecured Debt not otherwise permitted under the preceding provisions of this Section 6.1; provided that, the aggregate outstanding principal amount of Debt permitted under this clause (q) shall not exceed $50,000,000 at any time.
(b)    Section 6.1 of the Credit Agreement is hereby further amended by replacing the last sentence therein in its entirety with the following:
Any extensions, refinancings, refundings, replacements and renewals of Debt as permitted above in clauses (b) and (k) of this Section 6.1 shall also be subject to the condition that any such Debt incurred for the purpose of effecting such extension, refinancing, refunding, replacement or renewal shall be in an aggregate principal amount not greater than the aggregate principal amount of the Debt being extended, refinanced, refunded, replaced or renewed, plus the amount necessary to pay all accrued (including, for the purposes of defeasance, future accrued) and unpaid interest thereon, the amount of any premiums required to be paid thereon and reasonable fees and expenses associated therewith and an amount equal to any unutilized active commitment under the Debt being extended, refinanced, refunded, replaced or renewed.
(c)    Section 6.17 of the Credit Agreement is hereby replaced in its entirety with the following:
Section 6.17    Senior Secured Leverage Ratio. Borrower shall not permit the Senior Secured Leverage Ratio as of the last day of each fiscal quarter, commencing with the fiscal quarter ending immediately after the HY Note Issuance, to be more than 3.00 to 1.00.
(d)    Section 6.22 of the Credit Agreement is hereby replaced in its entirety with the following:
Section 6.22    Prepayment of Certain Debt. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, except (a) the prepayment of the Obligations in accordance with the terms of this Agreement, (b) regularly scheduled or required repayments, purchases or redemptions of Permitted Debt (other than Debt permitted under Section 6.1(k) and Debt permitted under Section 6.1(l)), (c) refinancings and refundings of Permitted Debt so long as such refinancings and refundings would otherwise be permitted under Section 6.1, including the last sentence therein (to the extent applicable), (d) prepayments of intercompany Debt owing to a Credit Party, and (e) so long as no Event of Default exists or would result therefrom, other prepayments, repayments, redemptions, purchases, defeasances or other satisfactions of Permitted Debt not described in the immediately preceding clauses (a) through (d), but specifically excluding any

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prepayments, repayments, redemptions, purchases, defeasances or other satisfactions of (i) until such time that the Term Advances have been repaid in full in cash, Debt permitted under Section 6.1(k) and (ii) Debt permitted under Section 6.1(l).
(e)    The Credit Agreement is hereby further amended by deleting Exhibit B – Form of Compliance Certificate attached thereto and replacing it with the Exhibit B – Form of Compliance Certificate attached hereto.
Section 3.    Representations and Warranties. Each Credit Party represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date, except that any such representation or warranty which by its terms is made as of a specified date is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such specified date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within such Credit Party’s corporate, partnership or limited liability company power and authority, as applicable, and have been duly authorized by appropriate governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Documents are valid and subsisting and secure the Secured Obligations.
Section 4.    Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the receipt by the Administrative Agent of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Majority Lenders.
Section 5.    Acknowledgments and Agreements.
(a)    The Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.
(b)    The Borrower, the Administrative Agent, the Issuing Lenders party hereto and the Lenders party hereto do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

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(c)    From and after the Effective Date, all references to the Credit Agreement in the Credit Documents shall mean the Credit Agreement, as amended by this Agreement.
(d)    This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.
Section 6.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.
Section 7.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.
Section 8.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 9.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
Section 10.    Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).
Section 11.    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
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EXECUTED to be effective as of the date first above written.
BORROWER:
FORUM ENERGY TECHNOLOGIES, INC.
By:    /s/ James W. Harris
Name:    James W. Harris

Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

GUARANTORS:
FET HOLDINGS, LLC
FORUM ENERGY SERVICES, INC.
FORUM US, INC.
SYNTECH TECHNOLOGY,
INCORPORATED
WIRELINE SOULUTIONS, L.L.C.

By:    /s/ James W. Harris
Name:    James W. Harris
Title:    President

FORUM INTERNATIONAL HOLDINGS INC.
SUBSEA SERVICES INTERNATIONAL, INC.
TGH (US) INC.

By:    /s/ James W. Harris
Name:    James W. Harris
Title:    Vice President

GLOBAL FLOW TECHNOLOGIES, INC.
Z EXPLORATIONS, INC.
Z RESOURCES, INC.
ZY-TECH GLOBAL INDUSTRIES, INC.

By:___/s/ Harry Hernandez__________________
Name:    Harry Hernandez
Title:    Secretary

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

ADMINISTRATIVE AGENT/LENDERS:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
as Administrative Agent, Swing Line Lender, Issuing Lender, and a Lender

By:    /s/ Robert Corder
Name:    Robert Corder
Title:        Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

JPMORGAN CHASE BANK, N.A.
as an Issuing Lender and a Lender
By:    /s/ Thomas Okamoto
Name:    Thomas Okamoto
Title:    Authorized Officer

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

BANK OF AMERICA, N.A.
as an Issuing Lender and a Lender
By:    /s/ Julie Castano
Name:    Julie Castano
Title:    Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

CITIBANK, N.A.
as a Lender
By:    /s/ Lawrence Martin
Name:    Lawrence Martin
Title:    Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as a Lender

By:    /s/ Michael Getz
Name:    Michael Getz
Title:    Vice President

By:    /s/ Marcus M. Tarkington
Name:    Marcus M. Tarkington
Title:    Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

AMEGY BANK NATIONAL ASSOCIATION
as a Lender
By:    /s/ Brad Ellis
Name:    Brad Ellis
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

HSBC BANK USA, N.A.
as a Lender
By:    /s/ Bruce Robinson
Name:    Bruce Robinson
Title:    Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as a Lender

By:    /s/ Mikhail Faybusovich
Name:    Mikhail Faybusovich
Title:    Director

By:    /s/ Vipul Dhadda
Name:    Vipul Dhadda
Title:    Associate

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

COMERICA BANK,
as a Lender

By:    /s/ Bradley Kuhn
Name:    Bradley Kuhn
Title:    Officer

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement
(Forum Energy Technologies, Inc.)

EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE
FOR THE PERIOD FROM , 201 TO , 201_
This certificate dated as of ______________, _______ is prepared pursuant to the Amended and Restated Credit Agreement dated as of October 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Forum Energy Technologies, Inc., a Delaware corporation ("Borrower"), the lenders party thereto from time to time (the "Lenders"), the Issuing Lenders (as defined in the Credit Agreement) and Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the "Administrative Agent") and as swing line lender. Unless otherwise defined in this certificate, capitalized terms that are defined in the Credit Agreement shall have the meanings assigned to them by the Credit Agreement.

The undersigned, on behalf of the Borrower, certifies that:
(a)    all of the representations and warranties made by any Credit Party or any officer of any Credit Party contained in the Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as if made on this date, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date;
(b)    attached hereto in Schedule A is a reasonably detailed spreadsheet reflecting the calculations of, as of the date and for the periods covered by this certificate, [secured Funded Debt,] Funded Debt, Borrower's consolidated EBITDA and Borrower's consolidated Interest Expense;
[(c)    no Default or Event of Default has occurred or is continuing as of the date hereof; and]
--or--
[(c)    the following Default[s] or Event[s] of Default exist[s] as of the date hereof, if any, and the actions set forth below are being taken to remedy such circumstances:
____________________________________; and]
(d)    as of the date hereof for the periods set forth below the following statements, amounts, and calculations included herein and in Schedule A, were true and correct in all material respects:

Exhibit B – Form of Compliance Certificate
Page 1 of

I.     Section 6.17. Senior Secured Leverage Ratio –

(a)	Secured Funded Debt as of the last day of such fiscal quarter		$

(b)	Borrower's consolidated EBITDA for the four-fiscal quarter period then ended		$

Senior Secured Leverage Ratio = (a) to (b)

	Maximum Senior Secured Leverage Ratio Covenant =	3.00	to	1.00

	Compliance	Yes		No

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Compliance Certificate continues on following pages.]

Exhibit B – Form of Compliance Certificate

[use this page for Compliance Certificate delivered for each fiscal quarter end until a HY Note Issuance has occurred]

II. Section 6.18 Leverage Ratio –

(a)	Funded Debt as of the last day of such fiscal quarter		$

(b)	Borrower's consolidated EBITDA for the four-fiscal quarter period then ended		$

Leverage Ratio = (a) to (b) =

	Maximum Leverage Ratio	[3.75 to 1.00][3.50 to 1.00]
[3.25 to 1.00][3.00 to 1.00]

	Compliance	Yes	No

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Compliance Certificate continues on following pages.]

Exhibit B – Form of Compliance Certificate

[use this page for Compliance Certificate delivered for fiscal quarters ending after a HY Note Issuance has occurred]

II. Section 6.18 Leverage Ratio –

(a)	Funded Debt as of the last day of such fiscal quarter		$

(b)	Borrower's consolidated EBITDA for the four-fiscal quarter period then ended		$

Leverage Ratio = (a) to (b) =

	Maximum Leverage Ratio	4.00	to	1.00

	Compliance	Yes		No

[Remainder of this page intentionally left blank.
Compliance Certificate continues on following pages.]

Exhibit B – Form of Compliance Certificate

III. Section 6.19 Interest Coverage Ratio -

(a)	Borrower's consolidated EBITDA for the four-fiscal quarter period then ended		$

(b)	Borrower's consolidated Interest Expense for the four fiscal quarter period then ended =		$

Interest Coverage Ratio = (a) to (b) =

	Minimum Interest Coverage Ratio	3.00	to	1.00

	Compliance	Yes		No

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate as of _______________ ____, _______.

FORUM ENERGY TECHNOLOGIES, INC.

By: _____________________________
Name: ___________________________
Title: ____________________________

Exhibit B – Form of Compliance Certificate